Exhibit 23.(a)






INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of Data Transmission Network Corporation on Form S-3 of our reports dated January 30, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Data Transmission Network Corporation for the year ended December 31, 1995.



DELOITTE & TOUCHE LLP

August 5, 1996
Omaha, Nebraska





















                                      II-7

                                                                Exhibit 23.(b)




INDEPENDENT AUDITORS' CONSENT



The Partners
Broadcast Partners:

We consent to the use of our report incorporated herein by reference.



KPMG Peat Marwick LLP

Des Moines, Iowa
August 5,  1996



















                                      II-8